                         NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF SHARES OF COMMON STOCK

                                       OF

                              CONNING CORPORATION

                                       BY

                               CC MERGER SUB INC.

                      AN INDIRECT WHOLLY OWNED SUBSIDIARY

                                       OF

                      METROPOLITAN LIFE INSURANCE COMPANY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery (or one substantially in the form hereof) must be used to accept the Offer (as defined herein) if (a) certificates representing shares of common stock, par value $0.01 per share (the "Shares"), of Conning Corporation, a Missouri corporation ("Share Certificates"), are not immediately available; (b) time will not permit all required documents to reach ChaseMellon Shareholder Services, L.L.C. (the "Depositary"), on or prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer; or (c) the procedure for book-entry transfer, as set forth in the Offer to Purchase, cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase.

                        The Depositary for the Offer is

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                           By Hand:                    By Overnight Courier:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                        120 Broadway                    85 Challenger Road
    South Hackensack, NJ 07606                 13th Floor                     Mail Stop -- Reorg
                                           New York, NY 10271             Ridgefield Park, NJ 07660
    By Facsimile Transmission:                                            Telephone to Confirm Fax:
          (201) 296-4293                                                        (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

                THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tenders to CC Merger Sub Inc., a Missouri corporation and an indirect wholly owned subsidiary of Metropolitan Life Insurance Company, a New York life insurance company, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 20, 2000 (the "Offer to Purchase"), and the related letter of transmittal (the "Letter of Transmittal," which together with the Offer to Purchase, as amended or supplemented from time to time, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to
Purchase:



------------------------------------------------------------       -----------------------------------------------------------

  --------------------------------------------------------         --------------------------------------------------------
                                                                                        NUMBER OF SHARES

  --------------------------------------------------------         --------------------------------------------------------
                NAMES(S) OF RECORD HOLDER(S)                                     CERTIFICATE NOS. (IF AVAILABLE)

  --------------------------------------------------------
  ADDRESS(ES)                                                      Indicate account number at Book-Entry Transfer Facility if
                                                                     Shares will be tendered by book-entry transfer:

  --------------------------------------------------------
                                                    ZIP CODE

  --------------------------------------------------------         --------------------------------------------------------
                 (AREA CODE) TELEPHONE NO.                                               ACCOUNT NUMBER

  X ------------------------------------------------------
                                                                   DATED: -------------------------------------------, 2000

  X ------------------------------------------------------
  SIGNATURE(S) OF RECORD HOLDER(S)

------------------------------------------------------------       -----------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), hereby guarantees delivery to the Depositary, at one of its addresses set forth above, of Share Certificates tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of Shares into the Depositary's account at The Depository Trust Company, in either case together with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three trading days after the date of execution of this Notice of Guaranteed Delivery.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period indicated herein. Failure to do so may result in financial loss to such Eligible Institution.


  ----------------------------------------------------         X
                                                                ----------------------------------------------------
                     NAME OF FIRM                                               AUTHORIZED SIGNATURE

  ----------------------------------------------------
                                                               ------------------------------------------------------
                       ADDRESS                                                   NAME (PLEASE PRINT)

  ----------------------------------------------------
                                                               ------------------------------------------------------
                                              ZIP CODE                                  TITLE

  ----------------------------------------------------       DATED:---------------------------------------------, 2000
              (AREA CODE) TELEPHONE NO.

             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL